Exhibit 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2000, in the Post Effective Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-45457) and related Prospectus of Amscan Holdings, Inc.


                                        /s/ Ernst & Young LLP

Stamford, Connecticut
May 9, 2000